Exhibit 99.1


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Med Gen Inc. ("the Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange commission on the date hereof ("the Report"), We,Paul Kravitz, Chairman and Chief Executive Officer, and Jack Chien, Chief Financial Officer, and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/Paul Kravitz
-----------------------------------------
Chairman and Chief Executive Officer


/s/Jack Chien
-----------------------------------------
Chief Financial Officer, and Principal
Accounting Officer

Dated: 8-29-2002